SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):
July 2, 2003

Exact Name of
Commission	Registrant	State or other	IRS Employer
File	as specified in	Jurisdiction of	Identification
Number	its charter	Incorporation	Number

1-12609	PG&E Corporation	California	94-3234914

One Market, Spear Tower, Suite 2400
San Francisco, California 94105
(Address of principal executive offices) (Zip Code)

(415) 267-7000
(Registrant’s telephone number, including area code)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Exhibit 4.1
Exhibit 4.2
Exhibit 4.3
Exhibit 4.4

Item 5. Other Events

     On July 2, 2003, PG&E Corporation announced the closing of its private placement of $600 million in aggregate principal amount of its
6 7/8 percent Senior Secured Notes due 2008. The notes are secured by a pledge of approximately 94 percent of the outstanding common stock of PG&E Corporation’s principal subsidiary, Pacific Gas and Electric Company.

     The net proceeds of the offering, together with cash on hand, were used to pay approximately $811 million under PG&E Corporation’s existing credit agreement, including outstanding principal, all accrued interest and prepayment premiums. The payment also resulted in the termination of PG&E Corporation’s existing credit agreement and the release of liens on PG&E Corporation’s equity ownership of PG&E National Energy Group, LLC and on PG&E National Energy Group, LLC’s shares of PG&E National Energy Group, Inc.

     The notes were offered within the United States only to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and, outside the United States, only to non-U.S. investors. The offer and sale of the 6 7/8 percent Senior Secured Notes due 2008 have not been registered under the United States Securities Act of 1933 or under any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements under the Securities Act and applicable state securities laws.

     PG&E Corporation has agreed to file a registration statement with the Securities and Exchange Commission relating to an offer to exchange the notes for publicly tradable notes having substantially identical terms to the notes offered in this private placement. In addition, PG&E Corporation may be required to file a shelf registration statement covering resales of the notes.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (a) Not applicable.

          (b) Not applicable.

          (c) Exhibits.

Number	Description

4.1	Indenture dated as of July 2, 2003 by and between PG&E Corporation and Bank One, N.A.
4.2	Utility Stock Base Pledge Agreement dated as of July 2, 2003 by and among PG&E Corporation, Bank One, N.A. and Deutsche Bank Trust Company Americas
4.3	Utility Stock Protective Pledge Agreement dated as of July 2, 2003 by and among PG&E Corporation, Bank One, N.A. and Deutsche Bank Trust Company Americas
4.4	Form of 6 7/8 percent Senior Secured Note due 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

	By:	/s/ CHRISTOPHER P. JOHNS

CHRISTOPHER P. JOHNS Senior Vice President and Controller
Dated: July 2, 2003

INDEX TO EXHIBITS

Number	Description

4.1	Indenture dated as of July 2, 2003 by and between PG&E Corporation and Bank One, N.A.
4.2	Utility Stock Base Pledge Agreement dated as of July 2, 2003 by and among PG&E Corporation, Bank One, N.A. and Deutsche Bank Trust Company Americas
4.3	Utility Stock Protective Pledge Agreement dated as of July 2, 2003 by and among PG&E Corporation, Bank One, N.A. and Deutsche Bank Trust Company Americas
4.4	Form of 6 7/8 percent Senior Secured Note due 2008